UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 21, 2010
Date of Report (Date of earliest event reported)

DENARII RESOURCES INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53389	98-0491567
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

711 S. Carson Street, Ste # 4 Carson City, Nevada	89701
(Address of principal executive offices)	(Zip Code)

949-335-5159
Registrant’s telephone number, including area code

n/a
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Convertible Promissory Notes

Effective on October 21, 2010 (the “Effective Date”), Denarii Resources Inc., a Nevada corporation (the “Company”), entered into a series of convertible promissory notes  in various principal amounts (collectively, the “Convertible Promissory Notes”) with Falco Investments Inc. (the “Creditor”). The aggregate amount represented in principal loaned to the Corporation from the Creditor is $324,313.49.

In accordance with the terms and provisions of the Convertible Promissory Notes, the Convertible Promissory Notes are unsecured, shall bear interest at the rate of 12% compounded annually on the principal amount commencing on the date of the respective quarterly period. Each Convertible Promissory Note is convertible at the election of the Creditor  into shares of the Corporation’s common stock at the rate of $0.01 per share (which conversion price is a 20% discount from the trading price of the Company’s common stock on the OTC Bulletin Board on October 21, 2010). The Convertible Promissory Notes, principal amounts and quarterly periods are listed below and have been reflected on the Company’s reviewed and/or audited financial statements:

Date of Quarterly Period	Principal Amount

June 30, 2009	$64,607.37
September 30, 2009	67,774.83
December 31, 2009	38,635.21
March 31, 2010	60,186.33
June 30, 2010	38,708.53
September 30, 2010	54,401.22

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1	Convertible Promissory Note between Denarri Resources Inc. and Falco Investments Inc. dated October 21, 2010 in the principal amount of $64,607.37.

10.2	Convertible Promissory Note between Denarri Resources Inc. and Falco Investments Inc. dated October 21, 2010 in the principal amount of $67,774.83.

10.3	Convertible Promissory Note between Denarri Resources Inc. and Falco Investments Inc. dated October 21, 2010 in the principal amount of $38,635.21.

10.4	Convertible Promissory Note between Denarri Resources Inc. and Falco Investments Inc. dated October 21, 2010 in the principal amount of $60,186.33.

10.5	Convertible Promissory Note between Denarri Resources Inc. and Falco Investments Inc. dated October 21, 2010 in the principal amount of $38,708.53.

10.6	Convertible Promissory Note between Denarri Resources Inc. and Falco Investments Inc. dated October 21, 2010 in the principal amount of $54,401.22.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENARII RESOURCES INC.

DATE: November 12, 2010	By:	/s/ Dr. Stewart Jackson
Name: Dr. Stewart Jackson
Title: President/Chief Executive Officer

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